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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2004


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-12123


              PENNSYLVANIA                                  25-1199382
     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                     Identification No.)


               1 JLG DRIVE,
            MCCONNELLSBURG, PA                              17233-9533
     (Address of principal executive                        (Zip Code)
                offices)



              Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
         (Former name or former address, if changed since last report)


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Item 5. Other Events.

On January 15, 2004, the Company issued a press release announcing the appointment of David L. Pugh to its Board of Directors, expanding the Board to nine members. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The information contained on the Company's website is not incorporated by reference into this filing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits

               99.1 Press release of JLG Industries, Inc. issued on January 15, 2004.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    JLG INDUSTRIES, INC.
                                                        (Registrant)



Date: January 15, 2004                       /s/ James H. Woodward, Jr.
                                             -----------------------------------
                                             James H. Woodward, Jr.
                                             Executive Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press release of JLG Industries, Inc. issued on January 15, 2004.







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